UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/27/2008

VARSITY GROUP INC
(Exact name of registrant as specified in its charter)

Commission File Number:  000-28977

DE	54-1876848
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2677 Prosperity Ave., Suite 250
Fairfax, VA 22031
(Address of principal executive offices, including zip code)

202.349.1242
(Registrant’s telephone number, including area code)

Former address:

1300 19th Street NW, 8th Floor Washington, DC 20036

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On February 27, 2008, Varsity Group Inc. (the "Company") announced the sale of its subsidiary, Campus Outfitters Group, LLC. The transaction is described in the attached press release filed as Exhibit 99.1, which is incorporated herein by reference.

This transaction has no effect on the transactions contemplated by the Agreement and Plan of Merger, dated February 22, 2008, by and among VGI Holdings Corp. ("Parent"), VGI Acquisition Corp., a wholly owned subsidiary of Parent ("Merger Sub"), and the Company.

Item 2.01.    Completion of Acquisition or Disposition of Assets

Please see Item 1.01 above.

The Company will file the financial statements required by Regulation S-X, if any, not later than seventy-one calendar days after the date that this Current Report on Form 8-K is filed.

Item 9.01.    Financial Statements and Exhibits

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARSITY GROUP INC

Date: February 28, 2008	By:	/s/ John P. Griffin
John P. Griffin
Chief Accounting Officer and Vice President of Finance

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release